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                                                                    EXHIBIT 25.1

================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                           ---------------------------

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
               (Exact name of trustee as specified in its charter)

                                                         95-3571558
(State of incorporation                                  (I.R.S. employer
if not a U.S. national bank)                             identification no.)

700 South Flower Street
Suite 500                                                90017
Los Angeles, California                                  (Zip code)
(Address of principal executive offices)


                           ---------------------------

                             SYNOVUS FINANCIAL CORP.
               (Exact name of obligor as specified in its charter)

Georgia                                                  58-1134883
(State or other jurisdiction of                          (I.R.S. employer
incorporation or organization)                           identification no.)

1111 Bay Avenue, Suite 500                               31901
Columbus, Georgia                                        (Zip code)
(Address of principal executive offices)

                           ---------------------------

                       5.125% Subordinated Notes due 2017
                       (Title of the indenture securities)
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1.       GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

  -----------------------------------------------------------------------------------------------------
                          Name                                                Address
  -----------------------------------------------------------------------------------------------------
          Comptroller of the Currency
          United States Department of the Treasury                   Washington, D.C. 20219

          Federal Reserve Bank                                       San Francisco, California 94105

          Federal Deposit Insurance Corporation                      Washington, D.C. 20429

         (B)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the articles of association of The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948).

         2. A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-121948).

         3. A copy of the authorization of the trustee to exercise corporate trust powers. (Exhibit 3 to Form T-1 filed with Registration Statement No. 333-121948).

         4. A copy of the existing by-laws of the trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

         5. The consent of the trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-121948).

         6. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                    SIGNATURE

         Pursuant to the requirements of the Act, the trustee, The Bank of New York Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Jacksonville, and State of Florida, on the 18th day of July, 2005.


                                  THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                  By:/s/ Sean Julien
                                     -------------------------------------
                                  Name: Sean Julien
                                        ----------------------------------
                                  Title:   Assistant Treasurer
                                         ---------------------------------







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                                    EXHIBIT 7

                       Consolidated Report of Condition of
                    THE BANK OF NEW YORK TRUST COMPANY, N.A.
            of 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017

         At the close of business March 31, 2005, published in accordance with Federal regulatory authority instructions.


                                                                                                    Dollar Amounts
                                                                                                    in Thousands
ASSETS

Cash and balances due from
         depository institutions:
         Noninterest-bearing balances
           and currency and coin............................................................................. 9,100
         Interest-bearing balances.............................................................................   0
Securities:
         Held-to-maturity securities............................................................................ 75
         Available-for-sale securities....................................................................   57,298
Federal funds sold and securities
         purchased under agreements to resell:
         Federal funds sold ...............................................................................  19,000
         Securities purchased under agreements to resell.................................................... 95,000
Loans and lease financing receivables:
         Loans and leases held for sale...........................................................................0
         Loans and leases,
           net of unearned income.................................................................................0
         LESS: Allowance for loan and
           lease losses...........................................................................................0
         Loans and leases, net of unearned
           income and allowance ................................................................................  0
Trading assets.................................................................................................   0
Premises and fixed assets (including
         capitalized leases).............................................................................     3,876
Other real estate owned.....................................................................................      0
Investments in unconsolidated
         subsidiaries and associated
         companies...........................................................................................     0
Customers' liability to this bank
         on acceptances outstanding............................................................................   0
Intangible assets:
      Goodwill   .........................................................................................  240,005
      Other Intangible Assets .............................................................................. 17,839
Other assets...............................................................................................  34,344
                                                                                                           --------
Total assets.............................................................................................. $476,537
                                                                                                           ========

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
LIABILITIES

Deposits:
         In domestic offices
         Noninterest-bearing................................................................................. 7,502
         Interest-bearing....................................................................................     0
Not applicable
Federal  funds purchased and securities
         sold under agreements to repurchase:
         Federal funds purchased..............................................................................    0
         Securities sold under agreements to repurchase........................................................   0
Trading liabilities..........................................................................................     0
Other borrowed money:
         (includes mortgage indebtedness
         and obligations under capitalized
         leases).......................................................................................      58,000
Not applicable
Bank's liability on acceptances
           executed and outstanding..........................................................................     0
Subordinated notes and debentures............................................................................     0
Other liabilities.........................................................................................   51,452
                                                                                                           --------
Total liabilities.......................................................................................   $116,954
                                                                                                           ========
Minority interest in consolidated subsidiaries...............................................................     0

EQUITY CAPITAL

Perpetual preferred stock and related surplus.....................................................................0
Common stock...............................................................................................   1,000
Surplus.................................................................................................    294,125
Retained earnings.......................................................................................     64,622
Accumulated other comprehensive
         income...............................................................................................(164)
Other equity capital components.........................................................................          0
                                                                                                          ---------
Total equity capital....................................................................................   $359,583
                                                                                                          ---------
Total liabilities, minority interest, and equity capital..............................................     $476,537
                                                                                                          =========


         I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

         William J. Winkelmann      )       Vice President


         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

         Michael K. Klugman         )       President
         Keith Kuhn                 )       Chief Operating Officer


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